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                                                                   EXHIBIT 24.B





                                July 21, 2005


          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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We consent to the inclusion in the Registration Statement on Form S-11 of our reports dated March 4, 2005 on the audited balance sheets of BCTC V Assignor Corp., and Boston Capital Associates V L.L.C., as of December 31, 2004. We also consent to the reference to our firm under the caption "Experts."

                                       REZNICK GROUP, P.C.

                                       /s/ Reznick Group, P.C.
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